UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 08, 2004

SM&A

(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4695 MacArthur Court, Eighth Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 975-1550

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Material Definitive Agreement and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Amendment Number 3 to the Employment Agreement with Bennett C. Beaudry, dated September 28, 2004.

Item 7.01 Regulation FD Disclosure.

     On September 28, 2004, SM&A, a California corporation, entered into Amendment Number 3 to the Employment Agreement (the “Agreement”) with Bennett C. Beaudry, President and COO of the Company. The Agreement was fully executed on October 08, 2004. A copy of the Agreement is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A (Registrant)
Date: October 08, 2004	/s/ Cathy L. Wood
(Signature)
Cathy L. Wood Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment Number 3 to the Employment Agreement with Bennett C. Beaudry, dated September 28, 2004.